                                                                   EXHIBIT 99.46

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

Deal          MLM 04-WMC5
Account       Princeton Advisors
ML Coverage
Completed     10/21/04 12:58 PM

                               SCENARIO                            1                2                3                 4
                                  SPEED       PRICING         75% pricing      100% pricing     125% pricing      75% pricing
                                  RATES                       Forward+100      Forward+100      Forward+100       Forward+200
                               TRIGGERS                           Fail             Fail             Fail              Fail
                           CLEANUP CALL                       To Maturity      To Maturity      To Maturity       To Maturity
                    DEFAULT P&I ADVANCE                       100% Advance     100% Advance     100% Advance      100% Advance
                       DEFAULT SEVERITY                            54%              54%              54%               54%
                   DEFAULT RECOVERY LAG       Months            12months         12months         12months          12months
                        DEFAULT BALANCE                     Current Balance  Current Balance  Current Balance   Current Balance
                        CPR = CDR + CRR  Capped at prepay
                              CPR = CRR    PSA standard        CPR = CRR        CPR = CRR        CPR = CRR         CPR = CRR
-------------------------------------------------------------------------------------------------------------------------------
                   INITIAL
       RATINGS      BOND        SUB-
CLASS    M/S        SIZE    ORDINATION
-------------------------------------------------------------------------------------------------------------------------------
A       AAA/AAA    81.50      18.50         CDR
                                            CummLosses
M1     AA1/[AA+]    2.90      15.60         CDR
                                            CummLosses
M2     AA2/[AA+]    2.65      12.95         CDR                 11.134            12.812           14.630             9.690
                                            CummLosses           17.76%            16.16%           15.18%            16.03%
                                            DM                      76                76               76                69
                                            WAL                  12.30              9.69             7.87             12.85
M3     AA3/[AA]     1.70      11.25         CDR
                                            CummLosses
M4      A1/[AA]     1.50       9.75         CDR
                                            CummLosses
M5      A2/[AA]     1.40       8.35         CDR
                                            CummLosses
M6      A3/[AA-]    1.35       7.00         CDR
                                            CummLosses
B1     BAA1/[AA-]   1.15       5.85         CDR
                                            CummLosses
B2     BAA2/[A+]    1.00       4.85         CDR
                                            CummLosses
B3     BAA3/[A-]    1.00       3.85         CDR
                                            CummLosses
B4     NR/[BBB+]    1.00       2.85         CDR
                                            CummLosses
B5      NR/[BBB]    1.00       1.85         CDR
                                            CummLosses
                       -       1.85         CDR
                                            CummLosses
OC                  1.85          -                                  -                 -                -                 -

                               SCENARIO                            5                 6                 7                 8
                                  SPEED       PRICING         100% pricing      125% pricing      75% pricing       100% pricing
                                  RATES                       Forward+200       Forward+200       Forward+300       Forward+300
                               TRIGGERS                           Fail              Fail              Fail              Fail
                           CLEANUP CALL                       To Maturity       To Maturity       To Maturity       To Maturity
                    DEFAULT P&I ADVANCE                       100% Advance      100% Advance      100% Advance      100% Advance
                       DEFAULT SEVERITY                           54%                54%               54%               54%
                   DEFAULT RECOVERY LAG       Months            12months          12months          12months          12months
                        DEFAULT BALANCE                     Current Balance   Current Balance   Current Balance   Current Balance
                        CPR = CDR + CRR  Capped at prepay
                              CPR = CRR    PSA standard        CPR = CRR         CPR = CRR         CPR = CRR         CPR = CRR
---------------------------------------------------------------------------------------------------------------------------------
                   INITIAL
       RATINGS      BOND        SUB-
CLASS    M/S        SIZE    ORDINATION
---------------------------------------------------------------------------------------------------------------------------------
A       AAA/AAA    81.50      18.50         CDR
                                            CummLosses
M1     AA1/[AA+]    2.90      15.60         CDR
                                            CummLosses
M2     AA2/[AA+]    2.65      12.95         CDR                 11.474             13.399            8.296             10.250
                                            CummLosses           14.84%             14.15%           14.24%             13.58%
                                            DM                      67                 67               39                 37
                                            WAL                  10.04               8.09            13.45              10.38
M3     AA3/[AA]     1.70      11.25         CDR
                                            CummLosses
M4      A1/[AA]     1.50       9.75         CDR
                                            CummLosses
M5      A2/[AA]     1.40       8.35         CDR
                                            CummLosses
M6      A3/[AA-]    1.35       7.00         CDR
                                            CummLosses
B1     BAA1/[AA-]   1.15       5.85         CDR
                                            CummLosses
B2     BAA2/[A+]    1.00       4.85         CDR
                                            CummLosses
B3     BAA3/[A-]    1.00       3.85         CDR
                                            CummLosses
B4     NR/[BBB+]    1.00       2.85         CDR
                                            CummLosses
B5      NR/[BBB]    1.00       1.85         CDR
                                            CummLosses
                       -       1.85         CDR
                                            CummLosses
OC                  1.85          -                                  -                  -                -                  -

                               SCENARIO                             9
                                  SPEED       PRICING         125% pricing
                                  RATES                       Forward+300
                               TRIGGERS                           Fail
                           CLEANUP CALL                       To Maturity
                    DEFAULT P&I ADVANCE                       100% Advance
                       DEFAULT SEVERITY                           54%
                   DEFAULT RECOVERY LAG       Months            12months
                        DEFAULT BALANCE                     Current Balance
                        CPR = CDR + CRR  Capped at prepay
                              CPR = CRR    PSA standard        CPR = CRR
---------------------------------------------------------------------------
                   INITIAL
       RATINGS      BOND        SUB-
CLASS  M/S          SIZE    ORDINATION
---------------------------------------------------------------------------
A       AAA/AAA    81.50      18.50         CDR
                                            CummLosses
M1     AA1/[AA+]    2.90      15.60         CDR
                                            CummLosses
M2     AA2/[AA+]    2.65      12.95         CDR                 12.336
                                            CummLosses           13.23%
                                            DM                      39
                                            WAL                   8.29
M3     AA3/[AA]     1.70      11.25         CDR
                                            CummLosses
M4      A1/[AA]     1.50       9.75         CDR
                                            CummLosses
M5      A2/[AA]     1.40       8.35         CDR
                                            CummLosses
M6      A3/[AA-]    1.35       7.00         CDR
                                            CummLosses
B1     BAA1/[AA-]   1.15       5.85         CDR
                                            CummLosses
B2     BAA2/[A+]    1.00       4.85         CDR
                                            CummLosses
B3     BAA3/[A-]    1.00       3.85         CDR
                                            CummLosses
B4     NR/[BBB+]    1.00       2.85         CDR
                                            CummLosses
B5      NR/[BBB]    1.00       1.85         CDR
                                            CummLosses
                       -       1.85         CDR
                                            CummLosses
OC                  1.85          -                                  -